Exhibit 10.3

TWELFTH AMENDMENT TO LEASE
This Twelfth Amendment to Lease (this "Twelfth Amendment") is made and entered into by and between KBSII FOUNTAINHEAD LLC, a Delaware limited liability company ("Landlord"), as successor-in-interest to US Real Estate Limited Partnership ("Original Landlord"), and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation ("Tenant"), effective as of August 6, 2019 (the "Effective Date").
WITNESSETH
WHEREAS, Landlord and Tenant are parties to that certain Fountainhead Corporate Park Lease, dated June 29, 2009 originally entered by and between Original Landlord and Tenant (the "Original Lease"), as amended by (i) that certain First Amendment to Lease, dated August 11, 2009 (the "First Amendment"), (ii) that certain Second Amendment to Lease, dated November 1, 2009 (the "Second Amendment"), (iii) that certain Third Amendment to Lease, dated February 19, 2010 (the "Third Amendment"), (iv) that certain Fourth Amendment to Lease, dated March 11, 2011 (the "Fourth Amendment"), (v) that certain Fifth Amendment to Lease, dated August 3, 2011 (the "Fifth Amendment"), (vi) that certain Sixth Amendment to Lease, dated December 22, 2011 (the "Sixth Amendment"), (vii) that certain Seventh Amendment to Lease, dated June 1, 2012 (the "Seventh Amendment"), (viii) that certain Eighth Amendment to Lease, dated August 18, 2017 (the "Eighth Amendment"), (ix) that certain Ninth Amendment to Lease, dated April 2018 (the "Ninth Amendment;"); (x) that certain Tenth Amendment to Lease, dated January 2, 2019 (the "Tenth Amendment"), and (xi) that certain Eleventh Amendment to Lease, dated February 6, 2019 (the "Eleventh Amendment"; the Original Lease, as so amended, being the "Lease"), pursuant to which Tenant is currently leasing from Landlord certain real property and improvements located at 1625 Fountainhead Parkway, Tempe, Arizona 85282 and 1601 Fountainhead Parkway, Tempe, Arizona 85282 (collectively, the "Premises");
WHEREAS, pursuant to that certain Sublease, dated August 12, 2014 (the "Original Concentrix Sublease"), by and between Concentrix Corporation, a New York Corporation ("Concentrix"), as amended by that certain First Amendment to Sublease, dated September 11, 2014 (the "First Amendment to Concentrix Sublease"), and that certain Second Amendment to Sublease, dated February 2015 (the "Second Amendment to Concentrix Sublease"; and together with the Original Concentrix Sublease, and the First Amendment to Concentrix Sublease, collectively, the "Concentrix Sublease"), Concentrix sublet a portion of the Premises from Tenant;
WHEREAS, pursuant to that certain Consent, Recognition, Non-Disturbance and Attornment Agreement of Landlord, dated September 11, 2014 (the "Original Concentrix Consent") by and among Landlord, Tenant and Concentrix, as amended by that certain First Amendment to Consent, Recognition, Non-Disturbance and Attornment Agreement of Landlord, dated March 3, 2015 (the "First Amendment to Concentrix Consent"; and together with the Original Concentrix Consent, collectively, the "Concentrix Consent"), Landlord consented to Tenant subleasing a portion of the Premises to Concentrix;
WHEREAS, pursuant to the Original Concentrix Consent, Tenant posted a letter of credit, dated September 15, 2014 issued by JP Morgan Chase Bank, N.A. (the "Original JP Morgan Chase

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Bank Letter of Credit"), to secure the performance of certain obligations under the Lease as more particularly set forth in the Concentrix Consent;
WHEREAS, pursuant to the First Amendment to Concentrix Consent, the Original JP Morgan Chase Letter of Credit was amended by that certain Amendment No. 1, dated January 28, 2015 (the "First Amendment to JP Morgan Chase Letter of Credit");
WHEREAS, the Original JP Morgan Chase Letter of Credit, as amended by the First Amendment to JP Morgan Chase Letter of Credit, was further amended by that certain Amendment No. 2, dated June 22, 2016 (the "Second Amendment to JP Morgan Chase Letter of Credit''; and together with the Original JP Morgan Chase Letter of Credit and the First Amendment to JP Morgan Chase Letter of Credit collectively, the "JP Morgan Chase Letter of Credit"),
WHEREAS, the JP Morgan Chase Letter of Credit was subsequently replaced with a new letter of credit, dated January 20, 2017, issued by Bank of the West, a California banking corporation ("BOTW") (the "Original BOTW Letter of Credit");
WHEREAS, pursuant to that certain Sublease, dated August 18, 2017 (the "Original BOTW Sublease"), by and between Tenant and Bank of the West, a California banking corporation ("BOTW"), as amended by that certain First Amendment to Sublease, dated December 29, 2017 (the "First Amendment to BOTW Sublease"), and that certain Second Amendment to Sublease, dated February 1, 2018 (the "Second Amendment to BOTW Sublease"; and together with the Original BOTW Sublease, and the First Amendment to BOTW Sublease, collectively, the "BOTW Sublease"), BOTW sublet a portion of the Premises from Tenant;
WHEREAS, pursuant to that certain Consent, Recognition, Non-Disturbance and Attornment Agreement of Landlord, dated August 24, 2017 (the ''Original BOTW Consent"), by and among Landlord, Tenant and BOTW, as amended by that certain First Amendment to Consent, Recognition, Non-Disturbance and Attornment Agreement of Landlord, dated December 29, 2017 (the "First Amendment to BOTW Consent"), and that certain Second Amendment to Consent, Recognition, Non-Disturbance and Attornment Agreement of Landlord, dated April 2018 (the "Second Amendment to BOTW Consent"; and together with the Original BOTW Consent and the First Amendment to BOTW Consent, collectively, the "BOTW Consent"), Landlord consented to Tenant subleasing a portion of the Premises to BOTW;
WHEREAS, pursuant to the Original BOTW Consent and the Eighth Amendment, the Original BOTW Letter of Credit was amended by Amendment No. 1, dated August 29, 2017 (the "First Amendment to BOTW Letter of Credit"), and Tenant furnished a financial guarantee bond, dated August 21, 2017 (the "Original Surety Bond") to further secure certain obligations to Landlord under the Lease;
WHEREAS, pursuant to the Second Amendment to BOTW Consent and the Ninth Amendment, the Original BOTW Letter of Credit, as amended by the First Amendment to BOTW Letter of Credit, was further amended by that certain Amendment No. 2, dated March 20, 2018 (the "Second Amendment to BOTW Letter of Credit"; and together with the Original BOTW Letter of Credit, and the First Amendment to BOTW Letter of Credit, collectively, the "BOTW Letter of

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Credit"), and the Original Surety Bond was amended by Rider, dated June 8, 2018 (the "Surety Bond Rider"; and together with the Original Surety Bond, collectively, the "Surety Bond");
WHEREAS, pursuant to the terms of the Eleventh Amendment, the BOTW Letter of Credit was replaced with a new letter of credit, dated February 19, 2019, issued by UMB Bank, N.A. ("UMB") (the "UMB Letter of Credit");
WHEREAS, in connection with Tenant's request that Landlord release Tenant from its obligations under the Lease with respect to the Surety Bond, Landlord and Tenant are entering into this Twelfth Amendment in order to modify the requirements of the UMB Letter of Credit and to release Tenant from its obligations with respect to the Surety Bond;
WHEREAS, Landlord and Tenant desire to amend the Lease, all as more particularly provided below.
NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, Landlord and Tenant hereby agree that the Lease is hereby modified and amended as set forth below:
1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Twelfth Amendment.
2.UMB Letter of Credit. As of the Effective Date of this Twelfth Amendment, the UMB Letter of Credit is currently in the amount of $10,300,000.00 (the "UMB Letter of Credit Amount"). The UMB Letter of Credit Amount is scheduled to reduce in accordance with a reduction schedule set forth in the UMB Letter of Credit. Tenant is requesting that Landlord release Tenant from its obligations under the Lease with respect to the Surety Bond. As consideration for Landlord agreeing to release Tenant from its obligations under the Lease with respect to the Surety Bond, Tenant hereby agrees to cause UMB, on or before August 31, 2019 (the "First Amendment to UMB Letter of Credit Delivery Date"), to issue and deposit with Landlord an amendment to the UMB Letter of Credit (the "First Amendment to UMB Letter of Credit") in the form attached hereto as Exhibit A, pursuant to the terms of which the UMB Letter of Credit shall be amended to provide that: (i) the UMB Letter of Credit Amount shall be increased to $14,150,000.00 (the "New UMB Letter of Credit Amount"): and (ii) if Tenant is not then in default under the terms of the Lease past applicable notice and cure periods set forth in the Lease, the New UMB Letter of Credit Amount shall reduce based on the following reduction schedule (which reduction schedule shall be in lieu of the reduction schedule set forth in the UMB Letter of Credit, which such reduction schedule shall be of no further force or effect):

Letter of Credit Adjustment Date	New UMB Letter of Credit Amount
August 31, 2020	$10,760,000.00
August 31, 2021	$7,330,748.00
August 31, 2022	$3,910,014.00
In the event the First Amendment to UMB Letter of Credit is not delivered to Landlord on or before the First Amendment to UMB Letter of Credit Delivery Date, this Twelfth Amendment

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shall be deemed null and void. Tenant shall be obligated to reimburse Landlord, within thirty (30) days after receipt of a written invoice, for all of its actual out-of-pocket costs incurred in connection with this Twelfth Amendment and the other related ancillary agreements contemplated therein.
3.Surety Bond. Subject to the delivery of the First Amendment to New UMB Letter of Credit to Landlord in accordance with the terms of Paragraph 2 of this Twelfth Amendment, effective as of the First Amendment to UMB Letter of Credit Delivery Date, Tenant shall have no further obligations under the Lease with respect to the Surety Bond, and accordingly, all references contained in the Lease to the Surety Bond, including, without limitation, the references to the Surety Bond contained in Paragraph 3 of the Eighth Amendment, Paragraph 3 of the Ninth Amendment, Paragraph 13 of the Original BOTW Consent and Paragraph 8(ii) of the Second Amendment to BOTW Consent shall be null and void and of no further force or effect. Landlord shall, within five (5) business days of the issuance and deposit of the First Amendment to UMB Letter of Credit with Landlord, return the Surety Bond to Tenant.
4.Guaranty. APOLLO EDUCATION GROUP, INC., an Arizona corporation formerly known as Apollo Group, Inc. (the "Guarantor"), executed that certain Guaranty, dated as of June 29, 2009, in favor of Landlord under the Lease (the "Guaranty"), for the benefit of Tenant. The effectiveness of this Twelfth Amendment shall be subject to and conditioned upon Guarantor joining in the execution of this Twelfth Amendment, and such execution shall evidence only: (i) the consent of Guarantor to the terms and conditions of this Twelfth Amendment; (ii) the agreement of Guarantor that the Guaranty is and shall remain in full force and effect following the execution of this Twelfth Amendment; and (iii) the liability of Guarantor under the Guaranty shall extend to and cover all of the obligations of Tenant under the Lease, as amended by this Twelfth Amendment.
5.Brokers. Tenant represents and warrants to Landlord that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Twelfth Amendment, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensations or charges claimed by any broker or agent claiming to have represented Tenant with respect to this Twelfth Amendment or the transactions evidenced hereby.
6.Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all their respective terms and conditions. In the event of any conflict between the terms and provisions of this Twelfth Amendment and the terms and provisions of the Lease, the terms and provisions of this Twelfth Amendment shall supersede and control.
7.Counterparts/Facsimile Signatures. This Twelfth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Twelfth Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.
[Signature Page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Twelfth Amendment on the dates set forth in the respective signature blocks below, to be effective for all purposes, however, as of the Effective Date.

LANDLORD:
KBSII FOUNTAINHEAD, LLC,
a Delaware limited liability company

By:	KBS Capital Advisors, LLC,
a Delaware limited liability company, as agent

By:	/s/Tim Helgeson
Tim Helgeson,
Senior Vice President

Date:	8/6/2019

TENANT:
THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By	/s/ Chris Lynne

Name:	Chris Lynne

Title:	Chief Financial Officer
Date:    8/2/ 2019

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JOINDER
APOLLO EDUCATION GROUP, INC., an Arizona corporation, acting in its capacity as Guarantor, join in the execution of this Twelfth Amendment to Lease for the purposes specified in Paragraph 4 of this Twelfth Amendment to Lease.
GUARANTOR:
APOLLO EDUCATION GROUP, INC.,
an Arizona corporation

By	/s/ William Molina

Name:	William Molina

Title:	V.P., Tax
Date:    7/31/ 2019

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Exhibit A
Form of First Amendment to UMB Letter of Credit
[see attached]

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AMENDMENT REQUEST FOR LETTER OF CREDIT

TO:	UMB BANK, N.A.	Date: 07/31/19
International Trade Services
1008 Oak Street, Kansas City, Missouri 64106
We hereby authorize and request you to amend the following Letter of Credit: SBS0656

LETTER OF CREDIT NO: SB50656
IN FAVOR OF: KBSIII FOUNTAINHEAD, LLC

METHOD OF DELIVERY:		X COURIER	___SWIFT

1) INCREASE LC AMOUNT BY $3,850,000.00 TO $14,150,000.00

2) REPLACE THE CURRENT REDUCTION SCHEDULE READING:

REDUCTION DATE	NEW BALANCE
AUGUST 31, 2021	$7,330,748.00
AUGUST 31, 2022	$3,910,014.00

WITH:
REDUCTION DATE	NEW BALANCE
AUGUST 31, 2020	$10,760,000.00
AUGUST 31, 2021	$7,330,748.00
AUGUST 31, 2022	$3,910,014.00

OTHER INSTRUCTIONS:

All other terms and conditions remain unchanged.

Debit LC fees from account ____________________
THE UNIVERSITY OF PHOENIX, INC.
Name of Applicant
/s/ Chris Lynne
(Authorized Signature